
                                              LIST OF SUBSIDIARIES (as of March 30, 2000)

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                          NAME:                                      dba, IF APPLICABLE:                 JURISDICTION OF
                                                                                                         INCORPORATION:
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Ugly Duckling Car Sales and Finance Corporation                                                              Arizona
(formerly Duck Ventures, Inc.)
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Ugly Duckling Credit Corporation                                                                             Arizona
     (formerly Champion Acceptance Corporation)
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Champion Financial Services, Inc.                                                                            Arizona
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Ugly Duckling Car Sales, Inc.                               Ugly Duckling Autos                              Arizona
                                                            Ugly Duckling Processing Center
                                                            Ugly Duckling Car Sales
                                                            Ugly Duckling City of Cars
                                                            Ugly Duckling Autorama
                                                            Ugly Duckling Glendale Motors
                                                            Ugly Duckling-Blue Chip Motors
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Ugly Duckling Car Sales Florida, Inc.                       Ugly Duckling Autos                              Florida
                                                            Champion Acceptance
                                                            Ugly Duckling Car Sales
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Ugly Duckling Finance Corporation                                                                            Arizona
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Ugly Duckling Funding Corporation                                                                           Delaware
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Ugly Duckling Portfolio Corporation                         Ugly Duckling Autos                              Arizona
     (formerly Champion Portfolio Corporation)              (To be dissolved)
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Ugly Duckling Receivables Corp.                                                                             Delaware
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Ugly Duckling Receivables Corp. II                                                                          Delaware
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Ugly Duckling Portfolio Partnership, LLP                                                                     Arizona
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Drake Insurance Services, Inc.                                                                               Arizona
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Drake Insurance Agency, Inc.                                                                                 Arizona
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Drake Property & Casualty Insurance Co.                                                              Turks & Caicos Islands
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Drake Life Insurance Co.                                                                             Turks & Caicos Islands
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Ugly Duckling Dealer Finance, Inc.                                                                           Arizona
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Ugly Duckling Dealer Finance Alabama, Inc.                                                                   Arizona
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UDRAC, Inc.                                                 Ugly Duckling Rent-A-Car                         Arizona
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UDRAC Rentals, Inc.                                         Ugly Duckling Rent-A-Car                         Arizona
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Cygnet Financial Corporation                                                                                Delaware
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Cygnet Financial Services, Inc.                                                                              Arizona
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Cygnet Financial Portfolio, Inc.                                                                             Arizona
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Cygnet Support Services, Inc.                                                                                Arizona
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Fidelity Funding Auto Receivables Corp.                                                                     Delaware
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Fidelity Funding Auto Receivables Corp. II                                                                  Delaware
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Fidelity Funding Auto Receivables Corp. III                                                                 Delaware
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Fidelity Funding Receivables, L.L.C.                                                                        Delaware
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